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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated March 5, 2002, included in Pennzoil-Quaker State Company's Annual Report on Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP

                                              ARTHUR ANDERSEN LLP

Houston, Texas
March 19, 2002